UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
SCHEDULE 14A
 (RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
 SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
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KKR Income Opportunities Fund
(Name of Registrant as Specified In Its Charter)

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2

KKR INCOME OPPORTUNITIES FUND
 (the “Fund”)

555 California Street
50th Floor
San Francisco, CA 94104

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 8, 2018
To the Shareholders of the Fund:

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of the Fund will be held at Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, New York 10036, on March 22, 2018 at 11 a.m. (Eastern Time), for the following purposes:

1)	to elect one (1) Class I Trustee to the Board of Trustees of the Fund to serve a three (3) year term expiring in 2021; and
2)    to transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.
The proposal to elect the Trustee is discussed in greater detail in the attached Proxy Statement.

The close of business on February 2, 2018 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
KKR Income Opportunities Fund

Nicole J. Macarchuk
Secretary and Vice President

2

KKR INCOME OPPORTUNITIES FUND
 (the “Fund”)

555 California Street
50th Floor
San Francisco, CA 94104

ANNUAL MEETING OF SHAREHOLDERS

To Be Held March 22, 2018

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Fund for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on March 22, 2018, at 11 a.m. (Eastern Time), at Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, New York 10036, and at any postponements or adjournments thereof.  Shareholders of the Fund will meet and vote at the Meeting as to the proposal described herein.  The Notice of the Meeting and the Proxy Statement with the accompanying proxy card will be mailed to shareholders on or about February 14, 2018.

Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on March 22, 2018

This Proxy Statement is available online free of charge at www.proxyvote.com.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by Internet or mail, regular employees of KKR Credit Advisors (US) LLC (the “Adviser”) and officers and employees of U.S. Bancorp Fund Services LLC (“US Bancorp”), the Fund’s transfer agent and administrator, may also solicit proxies by telephone, Internet or in person and will not receive any compensation therefor from the Fund.  The Fund has also engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies.  The cost of Broadridge’s services with respect to the Fund is estimated to be approximately $19,000, plus reasonable out-of-pocket expenses.  The Fund will pay all expenses incurred in connection with preparing the Proxy Statement and its enclosures and expenses associated with proxy solicitation.  The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Shares (as defined below).

The Fund’s most recent annual and semi-annual report, including audited financial statements for the year ended October 31, 2017, is available upon request, without charge, by writing to the Fund at c/o KKR Credit Advisors (US) LLC, 555 California Street, 50th Floor, San Francisco, California 94104, by calling the Fund at 1-855-862-6092, or via the Internet at www.kkrfunds.com/kio.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting and has not been revoked, the Shares (as defined below) represented thereby will be voted “FOR” the proposal listed in the Notice, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting or any postponements or adjournments thereof. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The holders of one third of the Shares entitled to vote on any matter at the Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the Chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.  Any such adjournment, if proposed by the Chairman of the Meeting, will require the approval of the affirmative vote of a majority of those shares present at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on February 2, 2018, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting and all postponements or adjournments thereof.

The Fund has one class of transferable units of beneficial interest, par value $0.001 (the “Shares”).  The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held on such matters where such respective Shares are entitled to be cast.  As of the Record Date, there were 20,340,314.602 Shares outstanding.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matter:

PROPOSAL:
ELECTION OF CLASS I NOMINEE
TO THE FUND’S BOARD OF TRUSTEES

Election of Class I Nominee (“Nominee”) for the Fund’s Board of Trustees (the “Board”)

The Fund’s Board is currently comprised of four Trustees, three of whom are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”) (the “Independent Trustees”): Michael E. Cahill, Suzanne Donohoe, Tobin V. Levy and Jeffrey L. Zlot.  At a meeting of the Board held on December 14, 2017, the Board, upon the recommendation of the Board’s Nominating Committee, determined to submit to a vote of shareholders re-election of Mr. Cahill as an Independent Trustee of the Fund. If elected by shareholders at the Meeting, Mr. Cahill will hold office for a three-year term.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of Mr. Cahill.  Mr. Cahill has indicated his consent to serve as a Trustee if approved by shareholders at the Meeting. If Mr. Cahill declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

The Fund’s Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware.  The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

The current Trustees of the Fund know of no reason why Mr. Cahill will be unable to serve.

Information about the Nominee’s and each Trustee’s Experience

Provided below is a brief summary of the specific experience, qualifications, attributes or skills of Mr. Cahill that warrant his consideration as Nominee for the Fund’s Board.

Mr. Cahill was selected to join the Board based upon the following: his character and integrity; his service as a member of other boards of directors; his prior experience as an executive of The TCW Group, Inc. and Trust Company of the West, an international investment management firm; and his willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee.

No factor, by itself, was controlling. In addition to the information provided in the table included below, Mr. Cahill possesses significant experience as an investment professional.  References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Biographical descriptions of the Board’s Trustees and the Nominee are set forth below.

Nominee

Michael E. Cahill, an Independent Trustee, served as Executive Vice President from 2008 to 2013 and Managing Director and General Counsel from 1991 to 2013 of The TCW Group, Inc. and Trust Company of the West, an international investment management firm. Mr. Cahill previously worked at Act III Communications in Los Angeles from 1988 to 1991, where he was Senior Vice President and General Counsel.  Earlier in his career, Mr. Cahill was in private corporate law practice at O’Melveny and Myers LLP in Los Angeles and at Shenas, Robbins, Shenas & Shaw in San Diego.  Mr. Cahill currently serves on the Board of Trustees of Southwestern Law School in Los Angeles.  Mr. Cahill holds a B.A. from Bishops University, a J.D. from Osgoode Hall Law School, York University and an LL.M. from Harvard University.

Other Trustees

Suzanne Donohoe, an Interested Trustee, joined KKR in 2009 and is the global head of KKR’s Client and Partner Group and a Member of KKR. Ms. Donohoe also serves on the firm’s Management Committee, its Risk Committee, its Capital Markets Coordination Committee, its Inclusion and Diversity Council and chairs its New Strategy Committee. Prior to joining KKR, she was with The Goldman Sachs Group, serving as a Partner and the Head of Goldman Sachs Asset Management International. Previously, Ms. Donohoe also led Goldman Sachs Asset Management’s client businesses in North America and co-headed GSAM’s EMEA business. Ms. Donohoe holds a B.A., magna cum laude, from Georgetown University and an M.B.A from the Wharton School of the University of Pennsylvania. Ms. Donohoe also serves on the New York Board of The Nature Conservancy and as a member of the Board of Directors of Georgetown University.

Tobin V. Levy, an Independent Trustee, was previously employed by Goldman Sachs & Co. for 13 years where he served as a Managing Director and Chief Financial Officer of the Hedge Fund Strategies Group. While at Goldman Sachs & Co., Mr. Levy established and managed Goldman Sachs Bank USA, a $20 billion Goldman Sachs bank subsidiary of which he was Chairman and Chief Executive Officer. Prior to that, Mr. Levy was employed by Caisse Nationale de Credit Agricole for 10 years in a variety of roles, including as a Member of the Executive Committee. Earlier in his career, Mr. Levy held management roles at Norwest Bank and First Pennsylvania Corporation. Before Mr. Levy began his career, he was a First Lieutenant in the U.S. Army from 1968 - 1971. Mr. Levy currently serves as a Trustee of Preservation of Affordable Housing, Inc. and was formerly a Trustee of the Borough of Princeton Housing Authority and Head of the Investment Committee for Princeton Public Library. Mr. Levy holds a B.S. in Economics from the University of Pennsylvania and an M.B.A. from Wharton at the University of Pennsylvania.

Jeffrey L. Zlot, an Independent Trustee, has served as a Managing Director of Tiedemann Wealth Management (formerly, The Presidio Group LLC), an investment consulting and banking firm, since 1997. Mr. Zlot was previously the Chief Compliance Officer of Presidio Merchant Partners, LLC, a wholly-owned subsidiary of The Presidio Group LLC. Mr. Zlot served as Chief Financial Officer of The Presidio Group LLC from 1997 to 2007. Previously, he worked as a Research Analyst at Peter Hart Research Associates. Mr. Zlot also serves as a founding member of the Business Leadership Council of Jewish Community Federation of San Francisco. Mr. Zlot holds a B.A. in Government from Colby College and is a Certified Financial Planner.

Additional Information about the Trustees/Nominee and the Fund’s Officers

Set forth in the table below are the Nominee, Trustees and officers of the Fund, as well as their age, information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Trustees/Nominee of the Fund

Name, Age and Address (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee/Nominee(2)	Other Directorships Held by Trustee/ Nominee(3)
Independent Trustee/Nominee
Michael E. Cahill (66)	Nominee and Class I Trustee	Since July 2013; term expires 2018	Executive Vice President (2008-2013) and Managing Director and General Counsel (1991-2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	1	None.

Other Independent Trustees
Tobin V. Levy (73)	Class II Trustee	Since July 2013; term expires 2019	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (2011-2014).	1	None.
Jeffrey L. Zlot (46)	Class III Trustee	Since July 2013; term expires 2020	Managing Director, Tiedemann Wealth Management (formerly, The Presidio Group LLC) (investment consultant and investment banking) (since 1997).	1	None.
Interested Trustee
Suzanne Donohoe (47)*	Class III Trustee, Chair and President	Since July 2013; term expires 2020	Global head of KKR’s Client and Partner Group and Member of KKR (since 2009).	1	None.
*	Ms. Donohoe is considered to be an “Interested Trustee” because she is the President of the Fund and also holds a position with an affiliate of the Adviser.
(1)	Each Trustee may be contacted by writing to the Trustee, c/o KKR Credit Advisors (US) LLC, 555 California Street, 50th Floor, San Francisco, California 94104, Attn: General Counsel.
(2)	The Fund Complex is comprised solely of the Fund.
(3)
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

No Trustee or Nominee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.
Officers of the Fund

Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Suzanne Donohoe (47) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	President	Since July 2013	Global head of KKR’s Client and Partner Group and Member of KKR (since 2009).

Thomas Murphy (50) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since June 2017
Chief Financial Officer, Corporate Capital Trust, Inc. (since 2017); Chief Financial Officer and Treasurer, KKR Financial Holdings LLC (since 2015); Director (Finance & Accounting), KKR Credit Advisors (US) LLC (since 2012); Chief Accounting Officer, KKR Financial Holdings LLC (since 2009).

Shannon M. Horton (41) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Chief Compliance Officer	Since December 2014	Deputy Chief Compliance Officer, KKR Credit Advisors (US) LLC (since 2011); Chief Compliance Officer, Nelson Capital Management LLC (2010-2011).
Nicole J. Macarchuk (49) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Secretary and Vice President	Since May 2013	General Counsel, KKR Credit Advisors (US) LLC (since 2010); General Counsel and Secretary, KKR Financial Holdings LLC (since 2010).

Compensation of Trustees
Each Trustee who is not an employee of the Adviser is compensated by an annual retainer and meeting fees.  The table below sets forth the compensation structure for the Independent Trustees of the Fund:
Retainer	$27,000
In-Person Meeting Fees (total annual fee; assumption of quarterly meetings)	$14,000
Telephonic Meeting Fees (total annual fee)	$2,500
Committee Meeting Fees (excluding Audit Committee)	$4,000
Audit Committee Meeting Fee	$4,500

The Fund adopted a deferred compensation plan (the “Plan”) in May 2013 pursuant to which the Independent Trustees may elect to defer part or all of the fees earned for serving as Trustees of the Fund.

The following is the total compensation paid to the Trustees/Nominee during the fiscal year ended October 31, 2017:

	Compensation (1)
Name of Trustee/Nominee	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees/ Nominee(4)
Interested Trustee
Suzanne Donohoe(2)	$0	$0
Independent Trustees/ Nominee
Michael E. Cahill(3)	$52,000	$52,000
Tobin V. Levy(3)	$52,000	$52,000
Jeffrey L. Zlot(3)	$52,000	$52,000
_________________________
(1) Includes all amounts paid for serving as Trustee of the Fund, as well as serving as chairperson of a committee.
(2) Ms. Donohoe, as an Interested Trustee, is not compensated by the Fund or the Fund Complex for her services.
(3) Participant in the Plan.  Fiscal year 2017 compensation directed to the Plan consisted of $19,813, $52,000 and $52,000, allocated on behalf of Messrs. Cahill, Levy and Zlot, respectively, pursuant to the Plan.
(4) During the fiscal year ended October 31, 2017, the Fund Complex was comprised solely of the Fund.

The Fund’s Board has met five times during the fiscal year ended October 31, 2017.  Each Trustee then serving in such capacity attended at least 75% of the meetings of the Board and of any Committee of which he or she is a member.

Board Committees

In addition to serving on the Board, the Independent Trustees also serve on the following committees which have been established by the Board to handle certain designated responsibilities.  The Board has designated a chairman of each committee.  The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee.  The members of the Fund’s Audit Committee are Michael E. Cahill, Tobin V. Levy and Jeffrey L. Zlot, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act.  Tobin V. Levy serves as chairman of the Fund’s Audit Committee.  The Board has determined that Mr. Levy is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.  The Fund’s Audit Committee operates pursuant to a written charter and meets periodically as necessary.  A copy of the Audit Committee’s charter is attached hereto as Appendix A.  The Audit Committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting.

The Fund’s Audit Committee has met two times during the fiscal year ended October 31, 2017. None of the members of the Audit Committee is an “interested person” of the Fund.

Nominating Committee.  The members of the Fund’s Nominating Committee are Michael E. Cahill, Tobin V. Levy and Jeffrey L. Zlot, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act.  Jeffrey L. Zlot serves as chairman of the Fund’s Nominating Committee.  The Fund’s Nominating Committee operates pursuant to a written charter and meets periodically as necessary.  A copy of the Nominating Committee’s charter is attached hereto as Appendix B.  The Nominating Committee is responsible for selecting, researching, and nominating trustees for election by shareholders, periodically reviewing the composition of the Board in light of the current needs of the Board and the Fund, and determining whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience. The Nominating Committee will consider proposed nominations for trustees by shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Nominating Committee deems appropriate.

The Fund’s Nominating Committee has met two times during the fiscal year ended October 31, 2017. None of the members of the Nominating Committee is an “interested person” of the Fund.

Board Leadership Structure

The Board is currently composed of four Trustees, three of whom are Independent Trustees.  The Fund’s business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s Administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs.

Under the Fund’s By-Laws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board.  Presently, Suzanne Donohoe serves as Chair of the Board and is an Interested Trustee by virtue of her employment relationship with an affiliate of the Adviser. The Board believes that it is in the best interests of Fund shareholders for Ms. Donohoe to serve as Chair of the Board because of her significant experience in matters of relevance to the Fund’s business.  The Board does not, at the present time, have a lead Independent Trustee; the Board has determined that the compositions of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chair’s status as an Interested Trustee.  The Board believes that flexibility to determine its chair and to recognize its leadership structure is in the best interests of the Fund and its shareholders at this time.

All of the Independent Trustees play an active role on the Board.  The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to the Fund.  The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its shareholders.  The Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Fund’s chief compliance officer, as part of at least one Board meeting each year.

The Board believes that its leadership structure is the optimal structure for the Fund at this time.  The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight

The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities.  Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk).  The Board implements its risk oversight function both as a whole and through its committees.  The Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund’s activities.  In the course of providing oversight, the Board and its committees will receive reports on the Fund’s and the Adviser’s activities, including reports regarding the Fund’s investment portfolio and financial accounting and reporting.  The Board also receives a quarterly report from the Fund’s chief compliance officer, who reports on the Fund’s compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Adviser, Administrator and transfer agent.  The Audit Committee’s meetings with the Fund’s independent registered public accounting firm also contribute to its oversight of certain internal control risks.  In addition, the Board meets periodically with the Adviser to receive reports regarding the Fund’s operations, including reports on certain investment and operational risks, and the Independent Trustees will be encouraged to communicate directly with senior members of Fund management.

The Board believes that this role in risk oversight is appropriate.  The Board believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks.  However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund, the Adviser and the Fund’s other service providers.

Shareholder Communications

Shareholders may send communications to the Board.  Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to either the Fund’s office or directly to such Trustee(s) at the address specified for such Trustee above.  Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Audit Committee Reports

The Audit Committee acts according to an Audit Committee charter. Tobin V. Levy serves as Chair of the Audit Committee of the Fund’s Board. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to, the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; the integrity of the Fund’s financial statements; the adequacy of the Fund’s overall system of internal controls; the Fund’s compliance with legal and regulatory requirements; the qualification and independence of the Fund’s independent registered public accounting firm; the performance of the Fund’s internal audit function provided by the Adviser and the Fund’s other service providers; and the review of the report required to be included in the Fund’s annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Fund’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The Audit Committee operates pursuant to a charter that was most recently reviewed by the Fund’s Board on December 14, 2017. A copy of the Audit Committee’s charter is attached hereto as Appendix A.  As set forth in the charter, the function of the Audit Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to the Fund’s Board and Audit Committee, as representatives of the Fund’s shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 14, 2017, the Audit Committee reviewed and discussed with management of the Fund and the independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2017, and discussed the audit of such financial statements with the independent registered public accounting firm.

The Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with the management of the Fund; (b) discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, as modified or supplemented; (c) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2017.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD
Tobin V. Levy, Audit Committee Chairman
Michael E. Cahill
Jeffrey L. Zlot

Other Board Related Matters

The Fund does not require Trustees to attend its Annual Meeting of Shareholders.

REQUIRED VOTE

The election of Mr. Cahill as Class I Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by holders of shares of beneficial interest of the Fund represented at the Meeting, if a quorum is present.

THE FUND’S BOARD, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S CLASS I NOMINEE.

NOMINEE/TRUSTEE BENEFICIAL OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee/Nominee in the Fund and the KKR Fund Complex as of January 31, 2018:

Name of Trustee/Nominee	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee/Nominee in Family of Investment Companies
Interested Trustee
Suzanne Donohoe	Over $100,000	Over $100,000
Independent Trustees/Nominee
Michael E. Cahill(1)	Over $100,000	Over $100,000
Tobin V. Levy(1)	Over $100,000	Over $100,000
Jeffrey L. Zlot(1)	Over $100,000	Over $100,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to the Plan.  Such deferred compensation is placed in a deferral account and deemed to be invested in the Fund that is offered under the Plan.

As of January 31, 2018 the Nominee, Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

FIVE PERCENT SHAREHOLDERS

As of January 31, 2018, management knew of the following persons or entities who owned beneficially 5% or more of the outstanding shares of beneficial interest of the Fund:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Shares	Morgan Stanley 1585 Broadway New York, NY 10036	12 shares with sole voting power; 865,283 shares with shared voting power; and 650,717 shares with shared dispositive power(1)	5.9%(1)
Common Shares	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	865,283 shares with shared voting power; and 650,705 shares with shared dispositive power(1)	5.9%(1)
Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,831,566 shares with shared dispositive power(2)	18.56%(2)

(1) Based on a Schedule 13G/A filed with the SEC on February 13, 2017.
(2) Based on a Schedule 13G/A filed with the SEC on January 12, 2018.

ADDITIONAL INFORMATION

To request a copy of the Fund’s prospectus, statement of additional information, semi-annual report or annual report, without charge, please call 1-855-862-6092 or write to U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701 (Express Mail Address: c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202).

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 555 Mission Street, San Francisco, California 94105, served as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended October 31, 2017. The Fund does not know of any direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth for the Fund the aggregate fees billed by Deloitte for the Fund for the period from November 1, 2015 to October 31, 2017, as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
November 1, 2015 to October 31, 2016	November 1, 2015 to October 31, 2016	November 1, 2015 to October 31, 2016	November 1, 2015 to October 31, 2016
$ 47,500	$ -	$ 10,317	$ -
November 1, 2016 to October 31, 2017	November 1, 2016 to October 31, 2017	November 1, 2016 to October 31, 2017	November 1, 2016 to October 31, 2017
$ 57,500	$ 32,000	$ 10,000	$ -

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve (i) all audit and non-audit services that the Fund’s independent auditors provide to the Fund, and (ii) all non-audit services that the Fund’s independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.  All of the audit, audit-related, tax and other services described above for which Deloitte billed the Fund fees for the fiscal year ended October 31, 2017 were pre-approved by the Audit Committee.

The aggregate non-audit fees billed by Deloitte for services rendered to the Fund and rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended October 31, 2016 and October 31, 2017 were $10,317 and $10,000, respectively.

The Investment Adviser and Administrator

KKR Credit Advisors (US) LLC is the Fund’s investment adviser.

U.S. Bancorp Fund Services LLC is the administrator for the Fund, and its business address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of the reports filed with the SEC and upon representations that no applicable forms were required to be filed pursuant to Section 16(a) of the Exchange Act, the Fund believes that during the fiscal year ended October 31, 2017, its officers and Trustees complied with all applicable Section 16(a) filing requirements.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for the Class I Nominee by the holders entitled to vote is necessary for the election of the Class I Nominee.

For the purpose of electing the Class I Nominee, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the period ending April 30, 2018.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board

Shareholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 555 California Street, 50th Floor, San Francisco, California 94104.  All shareholder communications received by the Secretary will be forwarded promptly to the Board, the Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Persons to be Named as Proxies

The Board has named Thomas Murphy and Nicole J. Macarchuk to serve as proxies (with full power of substitution) who are authorized to vote shares of the Fund owned by record shareholders.

SHAREHOLDER PROPOSALS

Any shareholder desiring to present a proposal for inclusion in the Fund’s proxy materials for the 2019 annual meeting of shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund no later than October 11, 2018.  Any shareholder desiring to present a proposal for consideration at the 2019 annual meeting of shareholders, but not for inclusion in the Fund’s proxy materials, must submit the proposal in writing no earlier than December 10, 2018, nor later than December 26, 2018, in the manner and form required by the Fund’s By-Laws.  The Fund will provide a copy of its By-Laws to any shareholder upon request in writing at the address stated on the first page of this Proxy Statement.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

AUDIT COMMITTEE CHARTER
FOR KKR INCOME OPPORTUNITIES FUND

I.       Audit Committee Membership and Qualifications
The Audit Committee (the “Audit Committee” or “Committee”) of KKR Income Opportunities Fund (the “Trust”) shall consist of at least two members appointed by the Boards of Trustees of the Trust (the “Board”). The Board may replace members of the Audit Committee for any reason.
No member of the Audit Committee shall be an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), nor shall any member receive any compensation from the Trust except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must also meet the independence and experience requirements as they may be adopted and modified from time to time by the New York Stock Exchange (the “NYSE”). No member of the Committee may serve on the audit committees of more than three public companies (including the audit committees of those funds that are registered pursuant to the Investment Company Act and managed by KKR Credit Advisors (US) LLC (the “Adviser”), with such audit committees deemed for these purposes to be the audit committee of a single public company), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively.  If such a determination is made by the Board, the listed Trust must disclose it on the fund’s website, in its annual proxy statement (if any), or in the fund’s annual report.
Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. The Board may presume that an “audit committee financial expert” as defined in Item 3 of Form N-CSR (“ACFE”) satisfies the requirement in the foregoing sentence.  The Board shall determine annually whether any member of the Audit Committee is an ACFE.  The Committee’s composition shall meet such other regulatory requirements relating to audit committees established from time to time by the U.S. Securities and Exchange Commission and any other applicable governmental entity or self-regulatory organization or law to which the Trust are subject.
II.      Purposes of the Audit Committee
The purposes of the Audit Committee are:
A.        to oversee the accounting and financial reporting processes of  the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;
B.         to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Trust’s financial statements and the independent audit thereof;
C.         to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits;
D.       to approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors;
E.         to act as a liaison between the Trust’s independent auditors and the full Board;
F.         to assist Board oversight of the Trust’s internal audit function (if any).

The independent auditors for the Trusts shall report directly to the Audit Committee.
III.     Duties and Powers of the Audit Committee
To carry out its purposes, the Audit Committee shall have the following duties and powers:
A.        to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Trust’s financial statements, to recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Trust’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors.  In evaluating the auditor’s qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:
1.        all relationships between the independent auditor and the Trust, including each non-audit service provided to the Trust, consistent with the requirements of Public Company Accounting Oversight Board Ethics and Independence Rule 3526;
2.        any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
3.        the audit firm’s internal quality-control procedures.
B.        to approve prior to appointment the engagement of the auditor to provide other audit services to the Trust or to provide non-audit services to the Trust, any of its investment advisers or any entity controlling, controlled by, or under common control with such an investment adviser (“adviser affiliate”) that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust;
C.         to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Trust’s auditors to provide any of the services described in B above;
D.        to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring preapproval by the Audit Committee are identified and referred to the Committee in a timely fashion;
E.         to consider whether the non-audit services provided by the Trust’s auditor to the Trust’s investment adviser(s) or any adviser affiliate that provides ongoing services to the Trust, which services were not preapproved by the Audit Committee, are compatible with maintaining the auditor’s independence;
F.         to review the arrangements for and scope of the annual audit and any special audits;
G.         to review and approve the fees proposed to be charged to the Trust by the auditors for each audit and non-audit service;
H.        to consider information and comments from the auditors with respect to the Trust’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Trust’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Trust’s accounting and financial reporting;

I.          to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Trust’s financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors’ opinion on the Trust’s financial statements and to review and discuss with management and the independent auditor the Trust’s annual audited financial statements and other periodic financial statements, including any disclosures under “Management’s Discussion of Fund Performance”;
J.          to resolve disagreements between management and the auditors regarding financial reporting;
K.        to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto;
L.         to review with the Trust’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust’s internal control over financial reporting;
M.       to establish, or confirm the establishment of, procedures for the receipt, retention and treatment of complaints received by the Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Trust, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Trust of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;
N.        to set clear policies relating to the hiring by entities within the Trust’s investment company complex1 of employees or former employees of the independent auditors;
O.        to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Trust’s accounting or financial reporting;
P.        to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;
Q.        to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter;
      R.        review and discuss the Trust’s audited annual financial statements and unaudited semiannual reports with the Adviser and, in the case of the audited financials, the independent auditors, including the Trust’s disclosures under “Management’s Discussion of Fund Performance”;
    S.        consider and, if appropriate, recommend the publication of the Trust’s annual audited financial statements in the Trust’s annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Trust’s officers and the Adviser; and (if applicable) prepare the audit committee report required to be included in the Trust’s proxy statement for its annual meeting of shareholders (if such meeting is required by law);

1 “Investment company complex” includes:
•	the fund and its investment adviser or sponsor;
•
any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity: (i) is an investment adviser or sponsor; or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

•	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.
An investment adviser, for these purposes, does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser. Sponsor refers to the sponsor of a unit investment trust.

        T.        at least annually, obtain and review a report by the Trust’s independent auditors describing: (i) the independent auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (iii) (to assess the independent auditors’ independence) all relationships between the independent auditor and the Trust;
        U.        discuss in general the Trust’s periodic earnings releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, if any;
        V.         discuss policies with respect to risk assessment and risk management;
        W.       review hiring policies of the Adviser and the Trust, if any, for employees and former employees of the Trust’s independent auditors; and
        X.        conduct an annual self-assessment in connection with the Board self assessment.
The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, the authority to obtain specialized training for Audit Committee members, at the expense of the Trust, as appropriate, and ordinary administrative expenses of the Audit Committee.
The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.
IV.    Role and Responsibilities of the Audit Committee
The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, the Trust’s management is responsible for: (i) the preparation, presentation and integrity of the Trust’s financial statements; (ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust’s service providers, including the auditors.
Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Trust’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Trust and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.
In discharging his or her duties, a member of the Audit Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (i) one or more officers of the Trust whom the trustee reasonably believes to be reliable and competent in the matters presented; (ii) legal counsel, public accountants, or other persons as to matters the trustee reasonably believes are within the person’s professional or expert competence; or (iii) a Board committee of which the trustee is not a member.

V.      Operations of the Audit Committee
A.        The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.
B.        Audit Committee members may attend Committee meetings telephonically (although they are encouraged to attend in person), and the Committee may act by written consent, to the extent permitted by law and by the Trust’s By-Laws.
C.         The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.
D.        The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Trust management, the Trust’s internal auditors or other personnel responsible for the Trust’s internal audit function (if any) and the Trust’s independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Trust’s investment adviser and with entities that provide significant accounting or administrative services to the Trust to discuss matters relating to the Trust’s accounting and compliance as well as other Trust related matters.
E.         The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.
F.         The Audit Committee may select one of its members to be the chair and may select a vice chair.
G.         A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.
H.        The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.
I.          The Audit Committee shall evaluate its performance at least annually.

Approved:             September 14, 2012
Last Amended:     December 14, 2017

APPENDIX B

NOMINATING COMMITTEE CHARTER
FOR KKR INCOME OPPORTUNITIES FUND

This document (this “Charter”) constitutes the Charter of the Nominating Committee (the “Committee”) of the Boards of Trustees (the “Board”) of KKR Income Opportunities Fund (the “Trust”). The Committee is established by the Board to select and nominate persons for election as Trustees of the Trust.
I. Organization.  Only members of the Board who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the Trust (“Disinterested Trustees”) may serve as members of the Committee.  The Committee shall be composed of at least two members, and each member shall be appointed by the Board.  The compensation of the members of the Committee shall be determined by the Board.
II.          Meetings
A.        The Committee shall meet only as necessary or appropriate and is empowered to hold special meetings as circumstances require.  The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof.  Notice of meetings shall be made to each member by any reasonable means.
B.         The Committee may meet either on its own or in conjunction with Board meetings; members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Trust’s governing documents.
C.         The Committee may select one of its members to be the chair and may select a vice chair.
D.        A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.
E.         The Committee shall prepare and retain minutes of its meetings.
III.        Committee Purpose.  The purpose of the Committee is to select and nominate persons for election as Trustees of the Trust.
IV.        Identification and Evaluation of Potential Nominees.  In identifying and evaluating a person as a potential nominee to serve as a Trustee of the Trust, the Committee shall consider among other factors it may deem relevant:
A.        the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education, skills, judgment, and such other factors as the Committee may consider relevant;
B.         the character and integrity of the person;
C.         whether or not the person is a Disinterested Trustee and whether the person and is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Trust;
D.        whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Trust management, the investment adviser or manager of the Trust, Trust service providers or their affiliates;
E.         whether or not the person is financially literate and/or is an “audit committee financial expert” as defined in Item 3 of Form N-CSR;

F.         whether or not the person serves on boards of, or is otherwise affiliated with, financial service organizations, their related investment company complexes or other public companies;
G.         whether or not the person is willing to serve, and willing and able to commit the time necessary for, the performance of the duties of a Trustee of the Trust;
H.         whether or not the selection and nomination of the person would be consistent with the requirements of the Trust retirement policies; and
I.         whether or not the selection and nomination of the person would contribute to Board diversity, including with respect to differences of viewpoint, professional experience, education, skill and other individual qualities and attributes.
While the Committee is solely responsible for the selection and nomination of the Trust’s Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by Trust shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Trust, as the Trustees deem appropriate.

V.          Duties and Powers. To carry out the purpose specified in Section III above, the Committee shall have the following duties and powers:
A.        if deemed appropriate and necessary, the sole responsibility to select, retain and terminate a search firm to assist the Committee in identifying Trustee candidates, including sole authority to approve all such search firm’s fees and other retention terms;
B.         to report its activities to the Board as necessary;
C.         after determination by the Committee that a person should be selected and nominated as a Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, separately to all the Disinterested Trustees for their consideration; and
D.         to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.
VI.        Periodic Review of Board Composition.  The Committee shall periodically review the composition of the Board in light of the current needs of the Board and the Trust, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience.
VII.       Trustee Compensation.  At least annually, the Committee shall review and approve compensation for the Trustees.
VIII.      Periodic Review of Charter. The Committee shall review this Charter as it deems necessary or appropriate and recommend any changes to the full Board.
IX.        Amendment and Repeal of Charter.  This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Disinterested Trustees.

Approved:             September 14, 2012

Amended:              December 18, 2014

KKR

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35739-P01599

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TRUSTEE.

	For All	Withhold All	For All Except
1. **To Elect one (1) Class I Trustee of the Fund:**			
01) Michael E. Cahill	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Shareholders and Proxy Statement for this meeting are available at www.proxyvote.com.

E35740-P01599

KKR

KKR INCOME OPPORTUNITIES FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

The undersigned hereby appoints Nicole J. Macarchuk and Thomas Murphy, each of them proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of KKR Income Opportunities Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, NY 10036, on March 22, 2018 at 11:00 a.m. (Eastern Time) and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Trustee in Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposal.

(Continued and to be signed on the reverse side)

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.